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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-44150, 33-45915, 333-40883, and 333-72541) of
SPARTA, Inc. of our report dated March 10, 2004 relating to the consolidated financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Orange County, California
March 10, 2004

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